UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

BROADCOM LIMITED

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
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*** Exercise Your *Right* to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on April 04, 2018

BROADCOM LIMITED

BROKER LOGO HERE

Return Address Line 1
Return Address Line 2
Return Address Line 3
51 MERCEDES WAY
EDGEWOOD NY 11717

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

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Meeting Information

Meeting Type: Annual Meeting
For holders as of: February 12, 2018
Date: April 04, 2018 **Time:** 11:00 AM PST
Location: 1320 Ridder Park Drive
San Jose, California 95131

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You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at *www.proxyvote.com* or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

Broadridge Internal Use Only
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Before You Vote
How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:
1. Form 10-K    2. Notice & Proxy Statement
How to View Online:
Have the information that is printed in the box marked by the arrow                ï§ (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET: www.proxyvote.com
2) BY TELEPHONE: 1-800-579-1639
3) BY E-MAIL*: sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow                (located on the following page) in the subject line.
Requests, instructions ï§ and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before March 21, 2018 to facilitate timely delivery.
How To Vote
Please Choose One of the Following Voting Methods
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. 1 Vote In Person: If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do . 0 so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the
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appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the
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possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.
0000352974 Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow                available and follow the instructions. Internal Use
ï§ Only
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

Voting items

The Board of Directors recommends you vote FOR the following proposal(s):

1. Election of Directors

   Nominees

1A Mr. Hock E. Tan

1B Mr. James V. Diller

1C Ms. Gayla J. Delly

1D Mr. Lewis C. Eggebrecht

1E Mr. Kenneth Y. Hao

1F Mr. Eddy W. Hartenstein

1G Mr. Check Kian Low

1H Mr. Donald Macleod

1I Mr. Peter J. Marks

1J Dr. Henry Samueli

The Board of Directors recommends you vote FOR the following proposal(s):

2 To approve the re-appointment of PricewaterhouseCoopers LLP as Broadcom's independent registered public accounting firm and independent Singapore auditor for the fiscal year ending November 4, 2018 and to authorize the Audit Committee to fix its remuneration, as set forth in Broadcom's notice of, and proxy statement relating to, its 2018 Annual General Meeting.

3 To approve the general authorization for the directors of Broadcom to allot and issue shares in its capital, as set forth in Broadcom's notice of, and proxy statement relating to, its 2018 Annual General Meeting.

4 NON-BINDING, ADVISORY VOTE To approve the compensation of Broadcom's named executive officers, as disclosed in Compensation Discussion and Analysis and in the compensation tables and accompanying narrative disclosure under Executive Compensation in Broadcom's proxy statement relating to its 2018 Annual General Meeting.

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Voting items Continued Reserved for Broadridge Internal Control Information
NOTE: In their discretion, the Proxies, and each of them acting alone, are authorized to vote on such other                business as may properly come before the meeting or any adjournment or postponement thereof. YOUR                INSTRUCTIONS MUST BE RECEIVED NO LATER THAN 9:00 AM PACIFIC TIME ON APRIL 2, 2018.
Voting Instructions
THIS SPACE RESERVED FOR LANGUAGE PERTAINING TO BANKS AND BROKERS
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